Exhibit 10.16
                                  ASSIGNMENT OF
                               PURCHASE AGREEMENT


     Kelcor, Inc., a Missouri corporation ("KelCor"), hereby assigns all of its right, title and interest under that certain Purchase Agreement dated July 10, 2001, (the "Contract") by and between Waterton Rock, Limited, an Arkansas limited partnership ("Seller") and KelCor to Landings Acquisition, L.L.C., a Missouri limited liability company ("Assignee").

     KelCor acknowledges that it is not released from its obligations under the Contract.

     Assignee assumes all of KelCor's obligations under the Contract and represents that it is an Affiliate of Maxus Realty Trust, Inc., as defined in
Section 11 C of the Contract.


                                                    KelCor, Inc.



                                                    By:  /s/ David J. Johnson


                                                    Landings Acquisition, L.L.C.


                                                    By:  /s/ John W. Alvey

Dated:   9/21/01